Morgan Stanley Municipal Income Opportunities Trust II
                          Item 77(O) 10F-3 Transactions
                      September 1, 2004 - February 28, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  New   10/7/    -     $97.49 $1,461,  1,500,    0.10%  1.01%   Citigr  Citigr
Jersey    04                  030,000    000                     oup,     oup
Econom                                                          Goldma
  ic                                                              n,
Develo                                                          Sachs
 pment                                                          & Co.,
Author                                                          JPMorg
  ity                                                            an,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                L.P.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s, &
                                                                 Co.,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.